AMENDMENT TO THE SECURITIES
PURCHASE AGREEMENT
OF
LITHIUM EXPLORATION GROUP, INC.

     This Amendment to the Securities Purchase Agreement of Lithium Exploration Group, Inc. (this “Amendment”) is made as of the May 15, 2012, by and between Lithium Exploration Group, Inc., a Nevada corporation (the “Company”), and Hagen Investments Ltd. (“Holder”). Capitalized terms defined in this Amendment and not otherwise defined herein shall have the same meanings as ascribed to them in the Securities Purchase Agreement of Lithium Exploration Group, Inc. (the “SPA”), issued by the Company to Holder on March 28, 2012.

     WHEREAS, the Company and Holder have determined to amend the SPA to set the exercise price of the Warrant to $0.45 per share (subject to adjustment as provided in the Warrant);

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the undersigned agree as follows:

1.	Article 2.2, subparagraph (a), subsection (iv) of the SPA is hereby amended and replaced with the following:

     (iv) a Warrant registered in the name of the Purchaser, with an exercise price of $0.45 per share subject to adjustment as provided in the Warrant, to purchase up to a number of shares of Common Stock equal to 100% of the Purchaser’s Subscription Amount divided by the conversion price of the Debenture, set at $0.45 per share; and

2.	Except as amended hereby, the SPA remains in force and effect.

3.	This Amendment may be executed in counterparts that, together, shall have the same effect as if all parties signed this Amendment on the same signature page.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the SPA to be duly executed by their respective authorized signatories as of the date first indicated above.

Lithium Exploration Group, Inc.	Hagen Investments Ltd.

/s/ Alexander Walsh	/s/ Hugh O’Neill
Name: Alexander Walsh	Name: Hugh O’Neill
Title: CEO	Title: President